Exhibit 10.2
ASSIGNMENT AGREEMENT
THIS ASSIGNMENT AGREEMENT, dated as of the date set forth at the top of Attachment 1 hereto, by and among:
(1) The financial institution designated under item A of Attachment 1 hereto as the Assignor Lender (“Assignor Lender”); and
(2) The financial institution designated under item B of Attachment 1 hereto as the Assignee Lender (“Assignee Lender”).
RECITALS
A. Assignor Lender is one of the Lenders which is a party to the Credit Agreement, dated as of October 29, 2010 (as amended, supplemented or otherwise modified in accordance with its terms from time to time, the “Credit Agreement”), by and among FULL HOUSE RESORTS, INC., a Delaware corporation (the “Borrower”), the financial institutions listed in Schedule I to the Credit Agreement (the “Lenders”), Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as Collateral Agent, as Security Trustee, as L/C Issuer and as Swing Line Lender.
B. Assignor Lender wishes to sell and assign, and Assignee Lender wishes to purchase and assume a portion of Assignor Lender’s rights under the Credit Agreement pursuant to Section 8.05(c) of the Credit Agreement.
AGREEMENT
Now, therefore, the parties hereto hereby agree as follows:
1. Definitions. Except as otherwise defined in this Assignment Agreement, all capitalized terms used herein and defined in the Credit Agreement have the respective meanings given to those terms in the Credit Agreement.
2. Sale and Assignment. On the terms and subject to the conditions of this Assignment Agreement, Assignor Lender hereby agrees to sell, assign and delegate to Assignee Lender and Assignee Lender hereby agrees to purchase, accept and assume the rights, obligations and duties of a Lender under the Credit Agreement and the other Credit Documents having a Revolving Loan Commitment, Term Loan and corresponding Proportionate Shares as set forth under Column 1 opposite Assignee Lender’s name on Attachment 1 hereto. Such sale, assignment and delegation shall become effective on the date designated in Attachment 1 hereto (the “Assignment Effective Date”), which date shall be, unless the Administrative Agent shall otherwise consent, at least five (5) Business Days after the date following the date counterparts of this Assignment Agreement are delivered to the Administrative Agent in accordance with Section 3 hereof.

3. Assignment Effective Notice. Upon (a) receipt by the Administrative Agent of counterparts of this Assignment Agreement (to each of which is attached a fully completed Attachment 1), each of which has been executed by Assignor Lender and Assignee Lender (and, to the extent required by Section 8.05(c) of the Credit Agreement, by the Borrower and the Administrative Agent) and (b) payment to the Administrative Agent of the registration and processing fee specified in Section 8.05(e) of the Credit Agreement by Assignor Lender, the Administrative Agent will transmit to the Borrower, Assignor Lender and Assignee Lender an Assignment Effective Notice substantially in the form of Attachment 2 hereto, fully completed (an “Assignment Effective Notice”).
4. Assignment Effective Date. At or before 12:00 noon (local time of Assignor Lender) on the Assignment Effective Date, the sale, assignment and delegation to Assignee Lender of such Revolving Loan Commitment (and related Loans and participations in L/C Obligations), Term Loan and corresponding Proportionate Shares as described in Section 2 hereof shall become effective.
5. Payments After the Assignment Effective Date. Assignor Lender and Assignee Lender hereby agree that the Administrative Agent shall, and hereby authorize and direct the Administrative Agent to, allocate amounts payable under the Credit Agreement and the other Credit Documents as follows:
(a) All principal payments made after the Assignment Effective Date with respect to each Revolving Loan Commitment, Term Loan and corresponding Proportionate Shares assigned to Assignee Lender pursuant to this Assignment Agreement shall be payable to Assignee Lender.
(b) All interest, fees and other amounts accrued after the Assignment Effective Date with respect to the Revolving Loan Commitment, Term Loan and corresponding Proportionate Shares assigned to Assignee Lender pursuant to this Assignment Agreement shall be payable to Assignee Lender.
Assignor Lender and Assignee Lender shall make any separate arrangements between themselves which they deem appropriate with respect to payments between them of amounts paid under the Credit Documents on account of the Revolving Loan Commitment, Term Loan and corresponding Proportionate Shares assigned to Assignee Lender, and neither the Administrative Agent nor the Borrower shall have any responsibility to effect or carry out such separate arrangements.
6. Delivery of Notes. On or prior to the Assignment Effective Date, Assignor Lender will deliver to the Administrative Agent the Notes (if any) payable to Assignor Lender. On or prior to the Assignment Effective Date, if requested, the Borrower will deliver to the Administrative Agent new Notes for Assignee Lender and Assignor Lender, in each case in principal amounts reflecting, in accordance with the Credit Agreement, their respective Revolving Loan Commitments and Term Proportionate Share of the Term Loan (as adjusted pursuant to this Assignment Agreement). As provided in Section 8.05(c) of the Credit Agreement, each such new Note shall be dated the Initial Funding Date or such other date as may be agreed to by the Assignee Lender. Promptly after the Assignment Effective Date, if new Notes are requested, the Administrative Agent will send to each of Assignor Lender and Assignee Lender, as applicable, its new Notes and, if applicable, will send to the Borrower the superseded Notes payable to Assignor Lender, marked “Replaced.”

7. Delivery of Copies of Credit Documents. Concurrently with the execution and delivery hereof, Assignor Lender will provide to Assignee Lender (if it is not already a Lender party to the Credit Agreement) conformed copies of all documents delivered to Assignor Lender on or prior to the Initial Funding Date in satisfaction of the conditions precedent set forth in the Credit Agreement.
8. Further Assurances. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.
9. Further Representations, Warranties and Covenants. Assignor Lender and Assignee Lender further represent and warrant to and covenant with each other, the Administrative Agent, the Lenders and the Borrower as follows:
(a) Other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Assignor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents furnished or the Collateral or any security interest therein.
(b) Assignor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of the Guarantors or any of their obligations under the Credit Agreement or any other Credit Documents.
(c) Assignee Lender confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement.
(d) Assignee Lender will, independently and without reliance upon the Administrative Agent, Assignor Lender or any other Lender and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents.
(e) Assignee Lender appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as the Administrative Agent is authorized to exercise by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article VII of the Credit Agreement.
(f) Assignee Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

(g) Attachment 1 hereto sets forth administrative information with respect to Assignee Lender.
10. Effect of this Assignment Agreement. On and after the Assignment Effective Date, (a) Assignee Lender shall be a Lender with a Revolving Loan Commitment, Term Loan and corresponding Proportionate Shares equal to that set forth under Column 2 opposite Assignee Lender’s name on Attachment 1 hereto and shall have the rights, duties and obligations of such a Lender under the Credit Agreement and the other Credit Documents and (b) Assignor Lender shall be a Lender with a Revolving Loan Commitment, Term Loan and corresponding Proportionate Shares equal to that set forth under Column 2 opposite Assignor Lender’s name on Attachment 1 hereto, and shall have the rights, duties and obligations of such a Lender under the Credit Agreement and the other Credit Documents or, if the Revolving Loan Commitment or any Term Loan of Assignor Lender has been reduced to $0, Assignor Lender shall cease to be a Lender and shall have no further obligation to make any Loans.
11. Miscellaneous. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without reference to conflicts of law rules other than Section 5-1401 of the General Obligations Law of the State of New York. Section headings in this Assignment Agreement are for convenience of reference only and are not part of the substance hereof.
[This Space Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date set forth in Attachment 1 hereto.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Assignor Lender

By:

Name:
Title:

BANK OF NEVADA, as Assignee Lender

By:

Name:
Title:

CONSENTED TO AND ACKNOWLEDGED BY:

FULL HOUSE RESORTS, INC., a Delaware corporation

By:

Name:
Title:

CONSENTED TO, ACKNOWLEDGED BY, AND ACCEPTED FOR RECORDATION IN REGISTER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:

Name:
Title:

ATTACHMENT 1

TO ASSIGNMENT AGREEMENT
NAMES, ADDRESSES, REVOLVING LOAN COMMITMENTS, TERM LOANS AND
PROPORTIONATE SHARES OF ASSIGNOR LENDER AND ASSIGNEE LENDER
AND ASSIGNMENT EFFECTIVE DATE
December 17, 2010

		Column 1	Column 2
		Revolving Loan Commitment	RLC, TLC, RPS and TPS
A.	ASSIGNOR LENDER	(“RLC”), Term Loan	After Assignment
Commitment (“TLC”),
Revolving Proportionate Share[1]
(“RPS”) and Term
Proportionate Share (“TPS”)
Transferred

	Wells Fargo Bank, National Association	RLC: $197,368.43	RLC: $1,973,684.20
		TLC: $1,302,631.57	TLC: $13.026,315.80

		RPS: 3.94736860%	RPS: 39.47368400%

		TPS: 3.94736840%	TPS: 39.47368424%

Applicable Lending Office:
201 Third Street, 11th Floor
MAC Mail A0187-110
San Francisco, California 94103
Attention: Deal Administrator
Tel. No. (415) 477-5314
Fax No. (415) 546-6353

Address for Notices:
Wells Fargo Bank, N.A.
5340 Kietzke Lane
Reno, Nevada 89511
Attention: Erna Stuckey
Tel. No. (775) 689-6018
Fax No. (775) 689-6026

Wiring Instructions:

[1]	Revolving Proportionate Shares and Term Proportionate Shares in this Attachment 1 are calculated, in each case, after giving effect to (i) the Assignment Agreement between Wells Fargo Bank, National Association and Bank of Nevada and (ii) the Commitment Increase Agreement, in each case being executed concurrently herewith

		Column 1	Column 2
		Revolving Loan Commitment	RLC, TLC , RPS and TPS
B.	ASSIGNEE LENDER	(“RLC”), Term Loan	After Assignment
Commitment (“TLC”),
Revolving Proportionate Share
(“RPS”) and Term
Proportionate Share (“TPS”)
Transferred

	Bank of Nevada	RLC: $197,368.42	RLC: $657,894.74
		TLC: $1,302,631.58	TLC: 4,342,105.26

		RPS: 3.94736860%	RPS: 13.15789480%

		TPS: 3.94736840%	TPS: 13.15789473%

Applicable Lending Office:
Bank of Nevada
2700 W. Sahara Avenue
Las Vegas, Nevada 89102
Attention: Cathy Lynch
Tel. No. (702) 252-6141
Fax No. (702) 248-3861

Address for Notices:
2700 W. Sahara Avenue
Las Vegas, Nevada 89102
Attention: Maria C. Fernandez
Tel. No. (702) 252-6131
Fax No. (702) 252-3720

Wiring Instructions:

C.	ASSIGNMENT EFFECTIVE DATE:
December 17, 2010

ATTACHMENT 2
TO ASSIGNMENT AGREEMENT
FORM OF
ASSIGNMENT EFFECTIVE NOTICE
Reference is made to that certain Credit Agreement, dated as of October 29, 2010 (as amended, supplemented or otherwise modified in accordance with its terms from time to time, the “Credit Agreement”), by and among FULL HOUSE RESORTS, INC., a Delaware corporation (the “Borrower”), the financial institutions listed in Schedule I to the Credit Agreement (the “Lenders”), Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as Collateral Agent, as Security Trustee, as L/C Issuer and as Swing Line Lender. The Administrative Agent hereby acknowledges receipt of five executed counterparts of a completed Assignment Agreement, a copy of which is attached hereto. Terms defined in such Assignment Agreement are used herein as therein defined.
Pursuant to such Assignment Agreement, you are advised that the Assignment Effective Date will be December 17, 2010.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:

Name:
Title: